UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

ENOCHIAN BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2080 Century City East Suite 906 Los Angeles, CA 90067 (Address of principal executive offices)

+1(786) 888-1685

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of Each Class Trading Symbol Name of Each Exchange on Which Registered Common Stock, par value $0.0001 per share ENOB The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 27, 2020, Enochian Biosciences, Inc., a Delaware corporation (the “Company”) entered into an agreement for $5,000,000 in unsecured, non-convertible debt pursuant to a Note Purchase Agreement (the “Purchase Agreement”), by and between the Company and Paseco ApS, a Danish limited company and an existing stockholder of the Company (the “Lender”).

On March 30, 2020 (the “Issuance Date”), in connection with the closing of the transactions contemplated by the Purchase Agreement, the Company issued a Promissory Note in the principal amount of $5,000,000 (the “Note”) to the Lender. The principal amount of the Loan will be payable on November 30, 2021 (the “Maturity Date”) and bears interest at a fixed rate of 6% per annum, computed based on the number of days between the Issuance Date and the Maturity Date (the “Interest”), which was prepaid by the Company in full on the Issuance Date through the issuance of 188,485 shares of the Company’s common stock

The Purchase Agreement and the Note each contain customary representations, warranties and covenants of the parties. The Note and the Interest was issued by the Company pursuant to the exemption from registration under Regulation S promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing is a brief description of the Loan and the material terms of the Purchase Agreement and the Note, each of which is qualified in its entirety by reference to the full text thereof included as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Note Purchase Agreement	Filed herewith
10.2	Promissory Note	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.
By: /s/Mark R. Dybul Name: Mark R. Dybul Title: Executive Vice Chair

Date: March 31, 2020

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